Consolidated Balance Sheets (Parentheticals) (USD $) In Millions, except Per Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Consolidated Balance Sheets
Fixed maturities, at amortized cost	$ 14,257	$ 13,445
Equity Securities, at cost	$ 124	$ 144
Common stock par value	$ 0.25	$ 0.25
Common stock shares issued	366	351
Common Stock Shares Authorized	600	600